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                                                                    EXHIBIT 10.1

                           HALLMARK CORPORATION
                    1991 DIRECTORS' STOCK OPTION PLAN
                       (1993 Amendments Underlined)
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     1.   PURPOSE.  The Hallmark Healthcare Corporation Directors' Stock Option
Plan (hereinafter called the "Plan") is intended as an incentive and as a means of encouraging stock ownership by non-employee members of the Board of Directors of HALLMARK HEALTHCARE CORPORATION, a Delaware corporation (hereinafter called the "Company"), in order to increase the proprietary interest of the non-employee Directors in the Company and to provide them with an increased incentive to work for its success.

     2.   ADMINISTRATION.

          (a) To the extent the Plan is not self administering, the Plan shall be administered, construed and interpreted by the Directors' Option Committee (the "Committee"), consisting of at least two members of the Board of Directors, who shall be appointed by the Board of Directors and shall serve at its pleasure, provided further that each Committee Member shall be a "disinterested person." Vacancies on the Committee, however caused, shall be filled by the Board of Directors. No members of the Committee, while serving as such shall be eligible to be granted an option under the Plan. The Committee may determine, subject to and in accordance with the provisions of the Plan, the persons who shall participate in the Plan, the extent of their participation, the price to be paid for the shares upon the exercise of each option, the period or periods within which each option shall be exercisable and the terms and conditions of each individual stock option agreement related hereto (hereafter a "Stock Option Agreement"). The terms and conditions of each individual Stock Option Agreement shall be in accordance with the provisions of the Plan, but the Committee may provide for such additional terms and conditions, not in conflict with the provisions of the Plan, as it deems advisable.

          (b) The interpretation and construction by the Committee of any provision of the Plan, any option granted under it or any Stock Option Agreement and any determination by the Committee, pursuant to any provision of the Plan, any such option or any provisions of a Stock Option Agreement, shall be final and conclusive. Business shall be transacted by a vote of the members of the Committee, and any decision or determination reduced to writing and signed by the members shall be as fully effective as if it had been made by a vote at a meeting duly called and held.

     3. ELIGIBILITY. Members of the Board of Directors who are not employees of the Company or any subsidiary of the Company shall be eligible to be granted options under and pursuant to the terms of the Plan; provided that a non-employee Director may

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decline to be eligible under this Plan at any time prior to the grant to him of options hereunder by furnishing written notice of such election to the Secretary of the Company.

     4. STOCK. The stock subject to the options and other provisions of the Plan shall be authorized but unissued or reacquired shares of the $0.05 par
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value Class A Common Stock of the Company (the "Common Stock").  Subject to
readjustment in accordance with the provisions of Section 5(h), the total amount of the Common Stock on which options may be granted to Directors participating under the Plan shall not exceed in the aggregate 65,000 shares.
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     In the event that any outstanding option (or portion thereof) under the
Plan for any reason expires unexercised or terminates without exercise prior to the end of the period during which options may be granted, the shares of the Common Stock allocable to the unexercised portion of such option again may be subjected to an option under the Plan.

     5. TERMS AND CONDITIONS OF OPTIONS. Stock options granted pursuant to the Plan may be evidenced by Stock Option Agreements in such form as the Committee from time to time shall approve; such agreements and the stock options granted hereby or thereby, shall comply with and be subject to the following terms and conditions:

          (a) NUMBER OF SHARES. Each Stock Option Agreement shall state the total number of shares of the Common Stock to which it pertains. Each eligible Director shall be granted on the first business day following his initial election or appointment to the Board an option to purchase 10,000
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     shares of the Common Stock of the Company [subject to adjustment under
     Section 5(h)] for so long as shares are available under the Plan, except in the case of current Directors of the Company as of December 6, 1991 who shall be granted options to purchase 10,000 shares of the Common Stock of
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     the Company as of such date.  In addition, each eligible Director shall be
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     granted on November 1, 1993, an option to purchase 6,250 shares of the
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     Common Stock, subject to approval by stockholders of the Company at the
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     1993 Annual Meeting of Stockholders of amendments to the Plan that increase
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     the number of shares on which options may be granted to Directors under the
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     Plan from 40,000 shares (as adjusted to reflect a one-for-five reverse
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     stock split effected in November 1992) to 65,000 shares.  No option shall
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     be granted after December 6, 2001.

          (b) OPTION PRICE. The option price per share shall be the Fair Market Value per share of the Common Stock on the date the option is granted.

          (c) MEDIUM AND TIME OF PAYMENT. The option price shall be payable upon the exercise of the option in an amount equal

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     to the number of shares then being purchased times the per share option price.  Payment at the election of the optionee, shall be (i) in cash;
     (ii) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed, if requested by the Company, by a member firm of the New York Stock Exchange or by a national banking association; or (iii) by a combination of (i) and (ii). In the event of any payment by delivery of shares of the Common Stock such shares shall be valued on the basis of their respective Fair Market Values (as defined in Section 5(d)). If payment is made by delivery of shares of the Common Stock the value of such stock shall not exceed the total option price payment.

          (d) FAIR MARKET VALUE. For purposes of Sections 5(b) and (c), Fair Market Value of the Common Stock shall be determined on the date of grant and on the date of exercise of each stock option. If the Common Stock is registered on a national securities exchange (as such term is defined by the Securities and Exchange Act of 1934) or is regularly traded in the over-the-counter market on the date of determination, the Fair Market Value per share of the Common Stock shall be determined as the price equal to the mean between the high and low sales prices of a share of the Common Stock on said national securities exchange on that day (or if shares of the stock are not traded on that date but there were shares traded on dates within a reasonable period both before and after such date, the Fair Market Value shall be the weighted average of the means between the high and low sales prices of the stock on the nearest date before and the nearest date after that date on which shares of the stock are traded) or of the mean between the high "bid" and low "asked" prices per share in said over-the-counter market on that day, as reported by the National Association of Securities Dealers Automated Quotation System (or a successor to such system). If the Common Stock is traded on two national securities exchanges, the Fair Market Value shall be determined by the weighted average Fair Market Value on such exchanges. If the Common Stock is traded both on a national securities exchange and in the over-the-counter market, the Fair Market Value shall be determined by the prices on the national securities exchange, unless transactions on such exchange and in the over-the-counter market are jointly reported on a consolidated reporting system in which case the Fair Market Value shall be determined by reference to such consolidated reporting system. If the Common Stock is not listed for trading on a national securities exchange and is not regularly traded in the over-the-counter market, then the Fair Market Value shall be the average bid price of the Company's Common Stock (after dropping one of the lowest and highest quoted prices, provided there shall be at least three quoted prices remaining to average), as quoted by the market makers in the Company's Common Stock as identified by the

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     National Quotation Bureau or by such other method as the Committee shall determine from all relevant available facts which may include but need not require opinions of independent experts as to value and may take into account any recent sales and purchases of such stock to the extent they are representative.

          (e) TERMS OF OPTIONS. Date and Amount of Exercise. Terms of options granted under the Plan shall commence on the date of grant and shall expire on the tenth anniversary of the date of grant, subject to Section 5(g). No option may be granted under the Plan after December 6, 2001. Each option shall vest twenty percent (20%) per year beginning with the first year's anniversary of the date of grant until all granted options have vested. Options shall be exercisable immediately upon vesting.

          (f) METHOD OF EXERCISE. All options granted hereunder shall be exercised by written notice directed to the Secretary of the Company at its principal place of business, accompanied by payment [made in accordance with Section 5(c)], in cash or personal check (which will be accepted subject to collection), or by certificates for shares of the Common Stock, or by a combination of cash, personal check or certificates for shares of the Common Stock, of the option price for the number of shares specified in the notice of exercise and by any documents required by Section 5(j). The Company shall make delivery of such shares within a reasonable period of time; provided, however, that if any law or regulation requires the Company to take any action (including but not limited to the filing of a registration statement under the Securities Act of 1933 and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

          (g) EFFECT OF TERMINATION OF SERVICE AS A DIRECTOR. In the event an optionee during his life ceases to be a non-employee Director of the Company for any reason, any vested option or unexercised portion thereof granted to him shall terminate on or shall not be exercisable after the earlier to occur of (i) the expiration date of the option, or (ii) ninety days after termination of service as a non-employee Director. In the event of the death of the optionee while he is a non-employee Director of the Company, any vested option or unexercised portion thereof granted to him may be exercised by his personal representatives, heirs or legatees at any time prior to the expiration of six months from the date of the death of the optionee, but in no event later than the date of expiration of the option period. In the event an optionee ceases to be a non-employee Director of

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     the Company for any reason, any non-vested options shall terminate as of the date such person ceases to be a non-employee Director.

          (h) ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the outstanding shares of the Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company in any such case by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, an adjustment, as and to the extent deemed appropriate, shall be made by the Committee in the number and kind of shares available for the granting of options under the Plan. In addition, the Committee shall make an adjustment, as and to the extent deemed appropriate, in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments. No increase in or exchange of outstanding shares of Common Stock for fair value approved by the Board of Directors (whether or not in connection with a recapitalization or reclassification) will result in any adjustment in option price per share. All adjustments made by the Committee under this paragraph shall be conclusive.

          Subject to any required action by the stockholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company, the Committee in its discretion may declare (a) that all options granted hereunder are to be terminated after giving at least ten days' notice to holders of outstanding options, or (b) that any option granted hereunder shall pertain to and apply with appropriate adjustment as determined by the Committee to the securities of the resulting corporation to which a holder of the number of shares of Common Stock subject to the option would have been entitled. The adoption of a plan of dissolution or liquidation by the Board of Directors and stockholders of the Company shall cause every option outstanding hereunder to terminate on the fifteenth day thereafter; provided, in the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as provided in the preceding sentence, options outstanding hereunder shall be governed by and shall be subject to the provisions of the preceding sentence. If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class

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     or classes of stock then set aside for this Plan, each optionee under this
     Plan shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his option as is exercised on or prior to the record date for determining stockholders entitled to receive or exercise such rights or warrants.

          Any issue by the Company of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to any option except as specifically provided otherwise in this Section 5(h). The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (i) WHO MAY EXERCISE; NON-TRANSFERABILITY OF STOCK OPTIONS. No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder; and, during the lifetime of an optionee, the option shall be exercisable only by the optionee.

          (j) OPTIONEE'S AGREEMENT. If, in the opinion of counsel for the Company, such action is necessary or desirable, no option shall be granted to any optionee unless at such time such optionee truly represents and warrants that the stock will be acquired for investment only and not for purposes of resale or distribution and makes such further representation and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the stock. If at the time of the exercise of any option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the optionee shall truly represent and warrant that he is purchasing the shares that are subject to the option for investment and not with any present intention to resell or distribute the same or make other and further representations and warranties with regard to the holding and resale of the shares, the optionee, upon the request of the Committee, will execute and deliver to the Company an agreement or affidavit to such effect. All certificates issued pursuant to the exercise of any option shall be marked with a restrictive legend, if such marking, in the option of counsel to the Company, is necessary or desirable.

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          (k)  RIGHTS AS A STOCKHOLDER.  An optionee shall have no rights as a stockholder with respect to shares covered by his option until the date of the issuance of the shares to him and only after such shares are fully paid. Unless specified in Section 5(h) hereof, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

          (l) MISCELLANEOUS PROVISIONS. The Stock Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, restriction upon the exercise of the option as the Committee shall deem advisable.

     6.   EFFECTIVE DATE AND TERMINATION OF PLAN.

          (a) The Plan shall become effective upon adoption of the Plan by the Board of Directors of the Company; PROVIDED, such effectiveness shall be subject to the approval of the Plan by the holders of a majority of the voting power of the outstanding shares of the Company's Voting Stock, voting together, within twelve months of adoption by the Board of Directors if, in the opinion of counsel to the Company, such approval is required by
     Section 16 of the Securities Exchange Act of 1934 or by any other federal or state law, securities law or rule or regulation promulgated thereunder, and, in event stockholder approval is sought, the Effective Date of the Plan shall be the first business day following submission of the Plan to the shareholders eligible to vote thereon.

          (b) The Plan, with respect to the granting of options, shall terminate at midnight on December 6, 2001, but the Board of Directors may terminate the Plan at any prior to said time and date. Such termination of the Plan by the Board of Directors shall not alter or impair any of the rights or obligations under any option theretofore granted under the Plan unless the affected optionee shall so consent.

     7. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of capital stock pursuant to options will be used for general corporate purposes.

     8. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the optionee to exercise such an option.

     9. AMENDMENT. The Board of Directors by majority vote, at any time and from, may amend the Plan in such respects as it shall deem advisable, to conform to any change in the law or in any other respect, except that no amendment shall be made to the Plan which shall:

          (a) Increase the aggregate number of shares of Common Stock of the Company which may be subject to options granted

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     under the Plan (except by operation of the adjustment provisions of the
     Plan or with the approval of the full Board of Directors or the stockholders of the Company);

          (b) Extend the term of the Plan beyond December 6, 2001, or extend the maximum term of options granted thereunder; or

          (c) Affect any unexercised option granted under the Plan, without the consent of the optionee affected;

PROVIDED, however, no amendment to the Plan shall require approval of the majority of the voting power of the outstanding voting stock of the Company unless, in the opinion of counsel to the Company, such approval is required by
Section 16(b) or any other section of the Securities Exchange Act of 1934, by any other federal or state law or any regulations or rules promulgated thereunder, and FURTHER PROVIDED that no amendment to the Plan shall be made more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act or the rules thereunder.
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